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                                ING EQUITY TRUST
                          ING MidCap Opportunities Fund
                         ING SmallCap Opportunities Fund
                            ING Equity and Bond Fund

                      Supplement dated July 26, 2005 to the
               Class A, Class B, Class C, and Class M Prospectus,
                   Class I Prospectus, and Class Q Prospectus
                          Each dated September 30, 2004

Effective July 25, 2005, the Prospectuses are revised as follows:

1. On July 21, 2005, the Board of Trustees of ING Equity Trust approved a proposal to reorganize the following "Disappearing Funds" into the following "Surviving Funds" (the "Reorganization");

             DISAPPEARING FUND                     SURVIVING FUND
       ING Equity and Bond Fund                   ING Balanced Fund

      ING SmallCap Opportunities Fund           ING Small Company Fund

    The proposed Reorganization is subject to approval by shareholders of the Disappearing Funds. If shareholder approval is obtained, it is expected that the Reorganization would take place during the last quarter of 2005.

    ING Equity and Bond Fund

2. The following supercedes the changes found in Item 1 under "ING Equity and Bond Fund" contained in the Supplement dated May 23, 2005, regarding the fourth, fifth, sixth, seventh and eighth sentences of the first paragraph and the second and third paragraphs of the "Investment Strategy" section on page 24 of the Class A, Class B, Class C and Class M Prospectus and page 16 of the Class Q Prospectus:

         The Fund normally invests up to 75% of its total assets in equity securities and at least 25% of its total assets in debt securities.

         In managing the equity component of the Fund, the Sub-Adviser looks to select securities whose prices in relation to projected earnings are believed to be reasonable in the market. The Sub-Adviser looks to invest in companies of any market capitalization that are perceived to be leaders in their industry.

         In managing the debt component of the Fund, the Sub-Adviser looks to select investments with the opportunity to enhance the yield and total return. The debt component of the Fund focuses on corporate bonds, mortgage-related and other asset-backed securities, government securities, short-term investments, and may also invest in zero-coupon high-yield instruments.

    ING Midcap Opportunities Fund and ING SmallCap Opportunities Fund

3. The subsection entitled "ING MidCap Opportunities Fund and ING SmallCap Opportunities Fund" under the section entitled "Management of the Funds - Sub-Adviser" on page 42 of the Class A, Class B, Class C, and Class M Prospectus, page 28 of the Class I Prospectus, and page 26 of the Class Q Prospectus is deleted in its entirety and replaced with the following:

         ING MIDCAP OPPORTUNITIES FUND

         The Fund has been managed by Richard Welsh and Jeff Bianchi since July 2005. Richard Welsh, Senior Portfolio Manager, has 15 years of investment management experience. Mr. Welsh joined ING IM in 2004 from Columbus Circle Investors where he was senior investment analyst of their large-cap core and large-cap growth disciplines from 2002-2004. Prior to that, Mr. Welsh was a portfolio manager with Evergreen Funds from 1999-2001.

         Jeff Bianchi, Portfolio Manager, joined ING IM in 1994 and has
         11 years of investment management experience. Before assuming his current responsibilities, he provided quantitative analysis for the firm's small-capitalization equity strategies.

         ING SMALLCAP OPPORTUNITIES FUND

         The Fund has been managed by Steve Salopek since July 2005.
         Prior to joining ING IM in June 2005, Mr. Salopek served as a portfolio manager with Banc One Investment Advisers from 1999-2004, where he directed $700 million in small cap growth assets.

                 PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE